UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 7, 2004
(Date of Report - Date of earliest event reported on)

COMMUNITY BANCORP.

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Derby Road, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable
(Former name, former address, if changed since last report)

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

(a)	Inapplicable.

(b)	Inapplicable.

(c)	Exhibits.

The following exhibit, referred to in Item 12 of this amended report, is furnished, not filed, herewith:

Exhibit 99.1 - Community Bancorp. First Quarter Report to shareholders mailed on May 7, 2004.
Exhibit 99.2 - Cover letter from Chairman & CEO, Richard C. White regarding an adjustment for a cash dividend declared in March 2004, payable May 1, 2004.

Item 12. Results of Operations and Financial Condition.

The following information, as well as Exhibit 99.1 referred to therein, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly provided by specific reference in such filing:

On May 7, 2004, the Company mailed its First Quarter unaudited report to shareholders, a copy of which is filed with this Form 8-K, presenting the financial condition and results of operations, as exhibit 99.1.

A cover letter from Chairman & CEO Richard C. White regarding an adjustment for a cash dividend declared in the first quarter of 2004, and paid in the second quarter of 2004.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: May 7, 2004	/s/ Stephen P. Marsh
Stephen P. Marsh,
President & Chief Operating Officer